THE PACIFIC CORPORATE GROUP
PRIVATE EQUITY FUND
-------------------------------------------------------------------------------

c/o Palmeri Fund Administrators, Inc.
16-00 Route 208 South, 3rd floor, Fair Lawn, NJ 07410-2503
tel. 201.475.8072    fax 201.475.8076


September 9, 2003

To the Shareholders of
The Pacific Corporate Group Private Equity Fund:

Enclosed are the unaudited financial statements for The Pacific Corporate Group Private Equity Fund for the three months ended June 30, 2003.

As always, please call us at (858) 456-6000 with any questions you may have regarding the Fund's operation or performance. Please direct your administrative correspondence or questions concerning your investment account and ownership in the Fund to Palmeri Fund Administrators, Inc., our administrative services company, at the address or numbers shown above.


Sincerely,

Philip Posner
Chief Financial Officer
Pacific Corporate Group LLC

                                                  THE PACIFIC CORPORATE GROUP
                                                      PRIVATE EQUITY FUND

                                               Consolidated Financial Statements
                                                          (Unaudited)

                                                  For the Three Months Ended
                                                         June 30, 2003

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED BALANCE SHEET (Unaudited)
June 30, 2003

Assets
Portfolio investments at fair value (cost $89,791,675)                                                  $     63,463,177
Cash and cash equivalents                                                                                     16,650,940
Accrued interest receivable                                                                                       29,553
Prepaid expenses and other assets                                                                                 31,998
Deferred compensation plan assets, at market value                                                                94,861
                                                                                                        ----------------

Total Assets                                                                                            $     80,270,529
                                                                                                        ================


Liabilities and Shareholders' Equity

Liabilities:
Accounts payable and accrued expenses                                                                   $        176,271
Deferred compensation plan assets - due to Independent Trustees                                                   94,861
Capital contribution due to Indirect Investment                                                                   29,681
Due to Independent Trustees                                                                                       10,875
                                                                                                        ----------------
   Total liabilities                                                                                             311,688
                                                                                                        ----------------

Shareholders' equity:
Shares of beneficial interest, 108,659.8075 shares issued and outstanding:
Adviser Trustee (500 shares)                                                                                     367,932
Beneficial Shareholders (108,159.8075 shares)                                                                 79,590,909
                                                                                                        ----------------
   Total shareholders' equity                                                                                 79,958,841
                                                                                                        ----------------

Total Liabilities and Shareholders' Equity                                                              $     80,270,529
                                                                                                        ================



The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Three Months Ended June 30, 2003

Investment Income and Expenses
Interest from short-term investments                                                                     $        62,088
Interest from Direct Investments                                                                                   5,562
Interest from accretion of discount on debt securities                                                               525
                                                                                                         ---------------
   Total income                                                                                                   68,175
                                                                                                         ---------------

Expenses:
Management fee                                                                                                   334,342
Legal fees                                                                                                        91,539
Accounting and administrative fees                                                                                47,461
Independent Trustee fees                                                                                          10,875
Custody fees                                                                                                      12,000
Insurance expense                                                                                                 20,044
Other expenses                                                                                                    15,806
                                                                                                         ---------------
   Total expenses                                                                                                532,067
                                                                                                         ---------------

   Net investment loss                                                                                          (463,892)
                                                                                                         ---------------

Net Change in Net Assets from Portfolio Investments

Change in net unrealized depreciation of Direct Investments                                                   (5,678,498)
Realized loss from write-off of Direct Investment                                                             (1,875,000)
                                                                                                         ---------------
   Net change in net assets from Direct Investments                                                           (7,553,498)
                                                                                                         ---------------

Change in net unrealized depreciation of Indirect Investments                                                  2,542,814
Expenses paid in connection with Indirect Investments                                                            (12,711)
Realized gain and income distributions received from Indirect Investments                                        411,529
Realized loss from write-off of Indirect Investments                                                            (905,865)
                                                                                                         ---------------
   Net change in net assets from Indirect Investments                                                          2,035,767
                                                                                                         ---------------

Net Decrease in Net Assets from Operations                                                               $    (5,981,623)
                                                                                                         ===============



The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY (Unaudited) For the Three Months Ended June 30, 2003

                                                                Adviser              Beneficial
                                                                Trustee             Shareholders                Total

Balance as of March 31, 2003                                $       395,457       $      85,545,007      $      85,940,464

Net decrease in net assets from operations                          (27,525)             (5,954,098)            (5,981,623)
                                                            ---------------       -----------------      -----------------

Balance as of June 30, 2003                                 $       367,932       $      79,590,909 (A)  $      79,958,841
                                                            ===============       =================      =================

(A)   The net asset value per share of beneficial interest was $735.86 as of June 30, 2003. Additionally, through June 30, 2003, the Trust had made cash distributions to Beneficial Shareholders totaling $160.00 per share of beneficial interest.


The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Three Months Ended June 30, 2003

Cash Flows From Operating Activities
Net decrease in net assets from operations                                                               $     (5,981,623)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:

Capital contributed to Indirect Investments                                                                      (780,362)
Return of capital distributions received from Indirect Investments                                                173,851
Change in net unrealized depreciation of Indirect Investments                                                  (2,542,814)
Realized loss from write-off of Indirect Investments                                                              905,865
Change in net unrealized depreciation of Direct Investments                                                     5,678,498
Realized loss from write-off of Direct Investment                                                               1,875,000
Accretion of discount on debt securities                                                                             (525)
Increase in accrued interest receivable                                                                              (703)
Decrease in prepaid expenses and other assets                                                                      26,641
Increase in accounts payable and accrued expenses                                                                  37,644
Increase in capital contribution due to Indirect Investment                                                        29,681
Increase in due to Independent Trustees                                                                            16,989
                                                                                                         ----------------
Cash used in operating activities                                                                                (561,858)
                                                                                                         ----------------

Decrease in cash and cash equivalents                                                                            (561,858)
Cash and cash equivalents at beginning of period                                                               17,212,798
                                                                                                         ----------------

Cash and Cash Equivalents at End of Period                                                               $     16,650,940
                                                                                                         ================





The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)
As of June 30, 2003

                                                                                                          Fair Value
                                                                                                               % of
                                                                            Cost          Fair Value        Net Assets

Direct Investments:

ADCO Global, Inc.
Raleigh, NC
Adhesives, sealants and coatings
10,000 shares of redeemable exchangeable
   cumulative preferred stock                                        $      1,000,000   $      1,000,000
100,000 shares of common stock                                              1,000,000          1,000,000
                                                                     ----------------   ----------------
                                                                            2,000,000          2,000,000        2.50%
                                                                     ----------------   ----------------
HCS Holdings, Inc.
Beaumont, TX
Home healthcare supplies
33,750 shares of Series A redeemable preferred stock                        3,375,000          3,375,000
37,500 shares of Class A common stock                                         375,000            375,000
                                                                     ----------------   ----------------
                                                                            3,750,000          3,750,000        4.69%
                                                                     ----------------   ----------------
Integra Telecom, Inc.
Portland, OR
Facilities-based, integrated communications provider
4,000,000 shares of Series F preferred stock                                4,000,000                  0
Warrant to purchase 71,222 shares of Class A voting
   common stock at $.05 per share, expiring 1/14/10                                 0                  0
185,000 shares of Series H preferred stock                                    185,000            185,000
Warrant to purchase 637,788 shares of Class A voting
   common stock at $.0005 per share, expiring 7/03/12                               0                  0
                                                                     ----------------   ----------------
                                                                            4,185,000            185,000        0.23%
                                                                     ----------------   ----------------
IRMC Holdings, Inc.
Columbus, OH
Accounts receivable management and teleservices
34,654 shares of 8% Series A cumulative
   redeemable preferred stock                                               3,465,400          1,732,700
84,920 shares of Class A common stock                                       1,475,518                  0
                                                                     ----------------   ----------------
                                                                            4,940,918          1,732,700        2.17%
                                                                     ----------------   ----------------
VS&A-DTN, LLC (a)
New York, NY
Holding company for investment in Data Transmission
Network Corporation, a business-to-business e-commerce
and information services company serving the agriculture,
weather, energy and financial services industries
1.565% membership interest in VS&A-DTN, LLC                                 1,875,000                  0        0.00%

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued As of June 30, 2003

                                                                                                            Fair Value
                                                                                                               % of
                                                                            Cost          Fair Value        Net Assets
VS&A HW Holding, LLC
Washington, D.C
Holding company for investment in Hanley-Wood, LLC, a
business to business company providing publishing trade
show and related media for residential building industry
1.779% membership interest in VS&A HW Holding LLC                    $      3,000,000   $      3,750,000        4.69%

Hanley-Wood Holdings, LLC
Washington, D.C.
A business to business company providing publishing trade
show and related media for the residential building industry
$166,064 face value 13.25% Senior note due January 31, 2011 (b)               143,374            143,374
Warrant to purchase .01827% of Hanley-Wood
   Holdings, LLC at $.0001827, expiring 1/31/13                                23,565             23,565
                                                                     ----------------   ----------------
                                                                              166,939            166,939        0.21%
                                                                     ----------------   ----------------
Zhone Technologies, Inc.
Oakland, CA
Next generation telecommunications
equipment, services, and solutions provider
375,175 Series AA preferred stock                                           3,000,000                  0        0.00%
                                                                     ----------------   ----------------     --------

Total Direct Investments                                                   22,917,857         11,584,639       14.49%
                                                                     ----------------   ----------------     --------

Indirect Investments:

Alta California Partners II, L.P.                                           3,701,444          2,177,013        2.72%
$4,000,000 original capital commitment
1.783% limited partnership interest

American Securities Partners II, L.P.                                       3,375,563          3,219,240        4.03%
$5,000,000 original capital commitment
1.429% limited partnership interest

Apollo Investment Fund IV, L.P.                                             4,354,491          4,721,155        5.89%
$5,000,000 original capital commitment
..139% limited partnership interest

Atlas Venture Fund IV, L.P. (a)                                               873,990            276,063        0.35%
$1,540,000 original capital commitment
..381% limited partnership interest

Aurora Equity Partners II L.P.                                              4,459,210          4,860,865        6.07%
$5,000,000 original capital commitment
..663% limited partnership interest

Bedrock Capital Partners I, L.P.                                            4,311,364          1,044,798        1.31%
$5,000,000 original capital commitment
4.189% limited partnership interest

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued As of June 30, 2003

                                                                                                            Fair Value
                                                                                                               % of
                                                                            Cost          Fair Value        Net Assets

CVC European Equity Partners II L.P.                                 $      4,971,645   $      5,785,890        7.24%
$7,500,000 original capital commitment
..397% limited partnership interest

Fenway Partners Capital Fund II, L.P.                                       3,295,266          2,676,860        3.35%
$5,000,000 original capital commitment
..550% limited partnership interest

First Reserve Fund VIII, L.P.                                               4,346,583          5,637,000        7.05%
$5,000,000 original capital commitment
..616% limited partnership interest

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.                              4,378,090          2,062,755        2.58%
$5,000,000 original capital commitment
..124% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P. (a)                      1,843,607            945,503        1.18%
$2,500,000 original capital commitment
..260% limited partnership interest

Parthenon Investors, L.P.                                                   2,948,398          2,356,725        2.95%
$3,500,000 original capital commitment
..990% limited partnership interest

Providence Equity Partners III, L.P.                                        2,075,760            636,132        0.80%
Providence Equity Offshore Partners III, L.P.                                 575,815            398,777        0.50%
                                                                     ----------------   ----------------     --------
$3,500,000 original capital commitment                                      2,651,575          1,034,909        1.30%
                                                                     ----------------   ----------------     --------
..372% limited partnership interest

Sentinel Capital Partners II, L.P.                                          2,671,020          2,755,713        3.45%
$5,000,000 original capital commitment
3.973% limited partnership interest

Sprout Capital VIII, L.P.                                                   4,387,020          1,340,414        1.68%
$5,000,000 original capital commitment
..667% limited partnership interest

Thomas H. Lee Equity Fund IV, L.P.                                          8,095,783          6,745,792        8.43%
$10,000,000 original capital commitment
..342% limited partnership interest

Triumph Partners III, L.P.                                                  4,044,823          2,709,163        3.39%
$5,000,000 original capital commitment
..831% limited partnership interest

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued As of June 30, 2003

                                                                                                            Fair Value
                                                                                                               % of
                                                                            Cost          Fair Value        Net Assets

VS&A Communications Partners III, L.P.                               $      2,163,946   $      1,528,680        1.91%
$3,000,000 original capital commitment
..310% limited partnership interest                                                                           _______
                                                                     ----------------   ----------------

Total Indirect Investments                                                 66,873,818         51,878,538       64.88%
                                                                     ----------------   ----------------     --------

Total Portfolio Investments                                          $     89,791,675   $     63,463,177       79.37%
                                                                     ================   ================     ========

(a) On June 30, 2003, the Trust wrote off 50% of its investment in VS&A-DTN, LLC, realizing a loss of $1,875,000. In addition, the
    Trust wrote off 25% of its investment in Atlas Venture Fund IV, L.P. and Hicks, Muse, Tate & Furst  Latin America Fund, L.P.,
    realizing a loss of $291,330 and $614,535, respectively.

(b) The cost of debt securities is adjusted for amortization of discount on such securities.





The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
For the Three Months Ended June 30, 2003


THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

Increase (Decrease) in Net Asset Value

Per Share Operating Performance:
Net asset value, beginning of period                                                                     $          790.91

   Net investment loss                                                              $      (4.27)

   Net change in net assets from Portfolio Investments                                    (50.78)
                                                                                    ------------

Net decrease in net assets resulting from operations                                                                (55.05)
                                                                                                         -----------------

Net asset value, end of period                                                                           $          735.86
                                                                                                         =================

Total investment return                                                                                            (6.96%)
                                                                                                         ================

Ratios to Average Net Assets:

Investment expenses                                                                                                 2.57%
                                                                                                         ================

Net investment loss                                                                                                (2.24%)
                                                                                                         ================

Supplemental Data:

Net assets, end of period                                                                                $      79,958,841
                                                                                                         =================

Portfolio turnover                                                                                                  0.00%
                                                                                                         ================



The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1.       Organization and Purpose

The Pacific Corporate Group Private Equity Fund (the "Trust") is a Delaware business trust, formed on September 22, 1997. The Trust, which began operations on February 9, 1998 ("Commencement of Operations"), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the "Adviser Trustee") manages the investment policies and operations of the Trust. The Adviser Trustee and four individuals (the "Individual Trustees"), three of whom are non-interested persons as defined in the Investment Company Act of 1940 (the "Independent Trustees"), are responsible for the overall supervision of the Trust.

The objective of the Trust is to achieve, through selected private market equity and equity-related investments, rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through investments primarily in a portfolio of partnerships ("Indirect Investments") and, with respect to up to 25% of committed capital, direct investment in private or public operating companies ("Direct Investments"). The Trust makes certain Indirect and Direct Investments through PEF Indirect, LLC and PEF Direct, Inc., wholly owned subsidiaries of the Trust. The Fund's consolidated financial statements include the financial statements of PEF Indirect, LLC and PEF Direct, Inc.

The Trust is scheduled to terminate on December 31, 2009, subject to extension in the sole discretion of the Trustees, for up to three additional one-year periods.

2.       Summary of Significant Accounting Policies

Valuation of Investments - Short-term investments are valued at amortized cost, which approximates market.

Portfolio investments are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees. In determining the fair value of the Trust's Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partner managers of such investments. The valuations provided by the general partner managers are reflected by the fair value of the Trust's capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust's allocated share of the Indirect Investment's profits and losses, including unrealized profits and losses. Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity's cash position. The Trust's capital account balance for each Indirect Investment is reviewed by the Adviser Trustee for reasonableness and the fair value of each Indirect Investment may be adjusted in the discretion of the Adviser Trustee. In deriving the fair value of each Indirect Investment, the Adviser Trustee also considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

The fair value of the Trust's Direct Investments and securities received from Indirect Investments ("Distributed Investments") are determined as follows: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date,
(ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued at cost until significant developments affecting the portfolio company provide a basis for change in valuation. Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company's securities, the company's earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.

The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated. Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Trust's Direct Investments are restricted as to resale. Additionally, the Trust's Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Currency Risk - Although the majority of the Trust's investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than its reporting currency, the U.S. dollar. Consequently, the Trust is exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust's assets which are denominated in currencies other than the U.S. dollar.

Syndication Costs - Selling commissions of $1,926,568 and other costs associated with selling shares of the Trust totaling $568,126 have been recorded as a direct reduction to shareholders' equity since the inception of the Trust.

Income Taxes - No provision for income taxes has been made since all income and losses are allocable to the shareholders for inclusion in their respective tax returns.

Statement of Cash Flows - The Trust considers its interest-bearing account to be a cash equivalent.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

3.       Shareholders' Equity

In connection with the issuance of 108,659.8075 shares of beneficial interest (the "Shares") of the Trust, shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee. The Trust paid selling commissions of $1.9 million in connection with the sale of the shares.

4.       Allocation of Net Income and Net Loss

Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all shareholders, including the Adviser Trustee, pro rata based on Shares held.

Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust's aggregate net income and net loss from Direct Investments, other than "pari passu co-investments", and 15% from Direct Investments in "pari passu co-investments" (as described below), provided that such amount is positive. The remaining 80% and/or 85% of such amounts is allocated to all shareholders including the Adviser Trustee, pro rata based on Shares held. If the aggregate net income and net loss from Direct Investments (including "pari passu co-investments") is negative, such net income and net loss is allocated to all shareholders, including the Adviser Trustee, pro rata based on Shares held.

"Pari passu co-investments" refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

5.       Related Party Transactions

The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses. Such fee is determined and payable quarterly in advance. The management fee is reduced by 100% of directors' fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.

Through June 30, 2003, each Independent Trustee received a $10,000 annual fee, payable quarterly, $500 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, as compensation for services rendered as members of the Audit Committee of the Trust, each Independent Trustee received, through June 30 2003, an additional $2,500 annual fee, payable quarterly, and $250 for each Audit Committee meeting attended. Effective July 1, 2003, the annual fee and meeting fee paid to each Independent Trustee were increased to $12,500 and $625, respectively. Additionally, the annual fee and meeting fee for services as Audit Committee members were increased to $3,125 and $300, respectively.

The Trust maintains a deferred compensation plan for the benefit of the Independent Trustees, whereby each Independent Trustee may elect to defer all or a portion of the compensation for services rendered to the Trust. Such deferred compensation is invested in managed mutual funds and income earned from such funds is credited to the deferred accounts of each Independent Trustee.

Information concerning the Individual Trustees of the Trust is shown in the attached schedule of Supplemental Information - Individual Trustees.

6.       Investment Commitments

As of June 30, 2003, the Trust had unfunded investment commitments of approximately $11.9 million.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION - INDIVIDUAL TRUSTEES (Unaudited)

Information concerning each Individual Trustee of the Trust is shown in the chart below.

 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
                                                                                          Number of
                                                                                         Portfolios
                                                                                           in Fund
                                                                                           Complex
                                                                                         Overseen by
                                Position Held   Term of Office                           Director or    Other Directorships
                               ----------------  and Length of   Principal Occupation    Nominee for    Held by Director or
     Name, Address and Age        with Fund       Time Served     During Past 5 Years     Director     Nominee for Director
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
 Christopher J. Bower
 1200 Prospect Street,                                          President and Chief
 Suite 200                      President and                   Executive Officer of
 La Jolla, CA 92037               Individual      Indefinite,   Pacific Corporate
 Age 44                            Trustee        Since 1998    Group LLC                     1                None
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
 Harry G. Bubb
 1200 Prospect Street, Suite
 200                                                            Chairman Emeritus,
 La Jolla, CA 92037              Independent      Indefinite,   Pacific Mutual Life
 Age 78                            Trustee        Since 1998    Insurance Company             1                None
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
                                                                Ivadelle and Theodore
 Alan C. Shapiro                                                Johnson Professor of
 1200 Prospect Street, Suite                                    Banking and Finance at
 200                                                            the Marshall School of
 La Jolla, CA 92037              Independent      Indefinite,   Business, University                   Remington Oil and Gas
 Age 57                            Trustee        Since 1998    of Southern California        1            Corp. (NYSE)
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
                                                                                                       Brandes International
                                                                                                       Fund, Forward Funds,
                             Wilshire Target Funds,
                               and as a trustee of
 DeWitt F. Bowman                                                                                       RREEF America REIT,
 1200 Prospect Street, Suite                                                                          RREEF America III REIT
 200                                                                                                    and the Pacific Gas
 La Jolla, CA 92037              Independent      Indefinite,   Principal of Pension                   and Electric Nuclear
 Age 72                            Trustee        Since 1998    Investment Consulting         1        Decommissioning Trust
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------